EGA EMERGING GLOBAL SHARES TRUST

Supplement dated February 4, 2014 to the Summary Prospectus dated August 6, 2013, for EGShares Low Volatility Emerging Markets Dividend ETF (Ticker: HILO)

The investment objective for the EGShares Low Volatility Emerging Markets Dividend ETF is revised as follows:

“EGShares Low Volatility Emerging Markets Dividend ETF (the “Fund”) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Index (the “HILO Underlying Index”).”

The following replaces in its entirety the disclosure appearing in the second paragraph under “Principal Investment Strategies”:

“Under normal circumstances, the Fund will invest at least 80% of its net assets in emerging market companies included in the HILO Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund invests in the constituent companies of the HILO Underlying Index, which may include small and medium capitalized companies (“small cap” and “mid cap” companies, respectively), domiciled in emerging market countries having a market capitalization of at least $250 million at the time of purchase. The HILO Underlying Index is a dividend yield-weighted stock market index comprised of 30 emerging market companies developed to provide a greater dividend yield and lower relative volatility than the FTSE Emerging Markets Index, although there is no guarantee that this result will be obtained. The Fund does not seek temporary defensive positions when equity markets decline or appear to be overvalued.”

All references under the sections entitled “Principal Investment Strategies” and “Principal Risks” to “HILB Underlying Index” are replaced with “HILO Underlying Index.”